SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 1, 2004

Alloy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26023	04-3310676

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 26th Street, 11th Floor, New York, New York	10001

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 244-4307

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)\

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
SIGNATURES
PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.

On September 1, 2004, Alloy, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its financial results for its second fiscal quarter. Although the Company previously filed a Form 8-K on September 1, 2004, which contained as Exhibit 99.1 a press release relating to its financial results for its second fiscal quarter, because of an error at the Company’s printer, the Condensed Consolidated Statement of Operations filed as part of such Exhibit was not the Condensed Consolidated Statement of Operations attached to such press release as publicly released. Consequently, the Company is filing this Amendment No. 1 to Form 8-K to file the attached press release and related tables as Exhibit 99.1, which replace in their entirety Exhibit 99.1 originally filed with the Form 8-K.

Exhibit
Number	Description
99.1	Press release dated September 1, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOY, INC. (Registrant)

Date: September 2, 2004	/s/ James K. Johnson, Jr.

James K. Johnson, Jr., Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated September 1, 2004

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